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                                                                    EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------


         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of May 26, 2000, by and among ELOYALTY CORPORATION, a Delaware corporation (the "Company"), and the investors listed on Exhibit A hereto, each of which is herein referred to as an "Investor" and all of which are collectively referred to herein as the "Investors."

                                    RECITALS
                                    --------

         WHEREAS, the Company desires to sell and the Investors desire to purchase 2,000,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Purchase and Sale of Stock.

            1.1. Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Investor agrees, severally but not jointly, to purchase at the Closing, and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Common Stock set forth opposite each Investor's name on Exhibit A hereto at a purchase price of $13.50 per share. The shares of Common Stock to be sold pursuant to this Agreement are collectively referred to herein as the "Shares".

            1.2. Closing. The closing of the purchase and sale of the Shares shall take place at the offices of Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California, at 9:00 a.m. on the tenth business day after the satisfaction or waiver of the conditions set forth in Sections 4 and 5 hereof or at such other time and place as the Company and Investors representing a majority of the Shares mutually agree (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate or certificates representing that number of Shares set forth opposite such Investor's name on Exhibit A hereto against payment of the purchase price therefor by wire transfer of immediately available funds; provided; however, that TCV IV Strategic Partners, L.P. shall not be required to deliver the purchase price for the number of Shares to be purchased by it until the tenth business day following the Closing, and the Company shall not be required to deliver the certificate representing such Shares until the day TCV IV Strategic Partners, L.P. delivers such purchase price.



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         2. Representations and Warranties of the Company. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants as of the date hereof:

            2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, business or operations of the Company.

            2.2. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 47,163,212 of which are issued and outstanding, and 10,000,000 shares of Preferred Stock ("Preferred Stock"), par value $0.01 per share, none of which are issued and outstanding. The Company has reserved an aggregate of 16,570,614 shares of Common Stock for issuance to employees, consultants and other service providers as a result of the conversion of previously outstanding Technology Solution Company stock options and pursuant to the Company's 1999 and 2000 stock plans, of which options to purchase 14,976,464 shares are either presently outstanding or have been specifically identified for grant. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no other outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights, conversion rights or rights of first refusal other than as provided in the Investor Rights Agreement of even date herewith in substantially the form attached hereto as Exhibit C (the "Investor Rights Agreement").

            2.3. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investors Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken, and this Agreement and the Investor Rights Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of any indemnification provisions.

            2.4. Valid Issuance of Common Stock. The Common Stock being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid,


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nonassessable, free of pre-emptive rights and will be free of restrictions on transfer other than under applicable state and federal securities laws.

            2.5. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for the following: the filings under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act") and under applicable state securities laws, which filings will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in
Section 3 below are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from qualification requirements under applicable state securities laws.

            2.6. Litigation. There is no material action, suit, proceeding or investigation (including without limitation any suit, proceeding or investigation involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Company's knowledge, currently threatened before any court, administrative agency or other governmental body (nor, to best of the Company's knowledge, is there any reasonable basis for any such action, suit, proceeding or investigation). The Company is not a party or subject to, and none of the assets of the Company is bound by, the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending which the Company intends to initiate.

            2.7. Intellectual Property. To the best knowledge the Company owns or has the right to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted. The Company has not received any written communications alleging, nor to the best of the Company's knowledge, has it violated or by the conduct of its business as proposed, will it violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person or entity, and to the best knowledge of the Company, its is not infringing or violating such rights of any other person or entity, that would individually or in the aggregate have a material adverse effect on the Company. To the Company's knowledge, (i) none of the Company's employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as now conducted or as proposed to be conducted, (ii) neither the execution nor delivery of this Agreement or the Investor Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any



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of such employees is now obligated, and (iii) none of the Company's current employees is, by virtue of such employee's activities in connection with the Company's business, violating, infringing or misappropriating any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights or processes of any former employer of such employee, that individually or in the aggregate would have a material adverse effect on the Company.

            2.8. Compliance with Other Instruments. The Company is not in violation or default of any provision of its Certificate of Incorporation or By-laws, each as amended and in effect as of the Closing. To the Company's knowledge, it is not in material violation or default (with or without notice or passage of time, or both) of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, taken as a whole, or, to the best of the Company's knowledge, of any provision of any federal, state or local statute, rule or governmental regulation which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, taken as a whole. The execution, delivery and performance of and compliance with this Agreement and the Investor Rights Agreement and the issuance, and sale of the Shares will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

            2.9. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act, including the Company's registration statement on Form S-1 declared effective on February 8, 2000 (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise



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indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which are not material).


            2.10. Registration Rights. Except for that certain Registration Rights Agreement dated August 13, 1999 among TSC and the stockholders named therein and as contemplated by the Investor Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

            2.11. Private Placement. Subject in part to the truth and accuracy of the Investors' representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act.

            2.12. Disclosure. The Company has fully provided the Investors with all the information that the Investors or their counsel have requested for deciding whether to acquire the Shares and all information that the Company believes is reasonably necessary to enable the Investors to make such a decision. No representation or warranty contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Investors at Closing, or the Company's Business Plan (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

            2.13. Acknowledgment Regarding the Investors' Purchase of the Shares. The Company acknowledges and agrees that the Investors are not acting as a financial advisor or, acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Investors are "arms length" and that any statement made by the Investors or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investors' purchase of Shares and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Investors that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants as of the date hereof and as of the Closing as follows:

            3.1. Experience; Accredited Investor. Such Investor is experienced in evaluating companies such as the Company, and has either individually or through its current officers such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such Investor's prospective investment in the


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Company, and has the ability to bear the economic risks of the investment. Such
Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

            3.2. Purchase Entirely for Own Account. Such Investor is acquiring the Shares for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution thereof, except for transfers to affiliated fund partnerships. Such Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares. Such Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

            3.3. Rule 144. Such Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Such Investor understands and acknowledges that the certificate evidencing its Shares will be imprinted with certain legends, including but not limited to, the form of legend set forth in Section 1.3 of the Investor Rights Agreement.

            3.4. Access to Data. Such Investor has received and reviewed information about the Company and has had an opportunity to discuss the Company' business, management and financial affairs with its management and to review the Company's facilities. Nothing contained in this Section 3.4 shall limit in any respect the Company's representations and warranties contained in this Agreement.

            3.5. Authorization. This Agreement has been duly authorized, executed and delivered by such Investor and constitutes a valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of any indemnification provisions.

         4. Conditions of Investor's Obligations at Closing. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment or waiver by the Investor on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

            4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the



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Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

            4.2. Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            4.3. Compliance Certificate. The Company shall deliver to each Investor at the Closing a certificate of the President of the Company dated the date of the Closing stating that the conditions specified in Sections 4.1 and
4.2 have been fulfilled.

            4.4. Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state for the offer and sale of the Shares.

            4.5. Investor Rights Agreement. The Company and each Investor shall have entered into the Investor Rights Agreement.

            4.6. Opinion of Company Counsel. The Company shall have provided an opinion addressed to the Investors rendered by its legal counsel in form and substance reasonably satisfactory to the Investors.

            4.7. Listing. The Shares shall have been approved for listing, subject only to notice of issuance, on the NASDAQ National Market.

            4.8. Regulatory Approvals. All consent, approvals, filings and registrations with, and notifications to all federal, state, local and foreign governmental or regulatory agencies, authorities, instrumentalities or other bodies having jurisdiction over the parties hereto required for the consummation of the transactions contemplated hereby have been obtained or made and shall be in full force and effect and the waiting period under the HSR Act, shall have expired or been terminated.

            4.9. Legal Proceedings. No court or governmental or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or enacted any law of order (whether temporary, preliminary or permanent) or taken any other action which prohibits or makes illegal consummation of the transactions contemplated by this Agreement, and there shall be no suit, claim, action, proceeding or investigation pending against the Company which seeks to challenge the transactions contemplated by this Agreement.

            4.10. Opinion of Financial Advisor. The Company shall have delivered to the Investors a copy of an opinion of Credit Suisse First Boston Corporation to the effect that, as of April 18, 2000, the sale of the Shares pursuant to the terms of this Agreement were fair from a financial point of view to the Company. Each Investor acknowledges that it is not an addressee to such fairness opinion and has no third party beneficiary rights to any of the matters set forth therein.



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            4.11. Material Adverse Change. Since December 31, 1999, there shall have been no change, event or development which has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect in the business, financial condition, results of operation, assets, liabilities or prospects of the Company and its subsidiaries, taken as a whole;

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to sell Shares to each Investor at the Closing are subject to the fulfillment, or waiver by the Company, on or before the Closing of each of the following conditions by that Investor:

            5.1. Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            5.2 Performance. The Investors shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            5.3. Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state for the offer and sale of the Shares.

            5.4. Investor Rights Agreement. The Company and each Investor shall have entered into the Investor Rights Agreement.

            5.5. Regulatory Approvals. All consent, approvals, filings and registrations with, and notifications to all federal, state, local and foreign governmental or regulatory agencies, authorities, instrumentalities or other bodies having jurisdiction over the parties hereto required for the consummation of the transactions contemplated hereby have been obtained or made and shall be in full force and effect and the waiting period under the HSR Act, shall have expired or been terminated.

            5.6. Legal Proceedings. No court or governmental or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or enacted any law of order (whether temporary, preliminary or permanent) or taken any other action which prohibits or makes illegal consummation of the transactions contemplated by this Agreement, and there shall be no suit, claim, action, proceeding or investigation pending against the Company which seeks to challenge the transactions contemplated by this Agreement.

            5.7. Opinion of Financial Advisor. The Company shall have received an opinion of Credit Suisse First Boston Corporation to the effect that, as of April 18, 2000, the sale of the Shares pursuant to the terms of this Agreement were fair from a financial point of view to the Company.



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         6. Covenants.

            6.1. Satisfaction of Conditions. The parties shall use reasonable best efforts to satisfy in a timely manner each of the conditions set forth in
Section 4 and Section 5 of this Agreement.

            6.2. Listing. The Company shall prepare and file with NASDAQ as promptly as practicable after the date hereof, a Notification of Additional Listing with respect to the Shares, and the Company shall give all notices and make all filings with NASDAQ required in connection with the transactions contemplated herein.

            6.3. Antitrust Notification; Consent of Regulatory Authority. To the extent required by the HSR Act, each party hereto which is so required, will as promptly as practicable after the date hereof, file with the United State Federal Trade Commission and the United States Department of Justice the notification and report form required for the transactions contemplated hereby, will promptly file any supplemental or additional information which may reasonably be required in connection therewith pursuant to the HSR Act, and will comply in all material respects with the requirements of the HSR Act.

            6.4. Market Purchases. The Company acknowledges that the
Investors currently intend to acquire up to an additional 1,500,000 shares of Common Stock, subject to market conditions and compliance with applicable securities laws, in the open market or through privately negotiated transactions with existing stockholders of the Company (the "Market Purchases"). The Company represents that its Board of Directors has approved the Market Purchases by the Investors, including approval for purposes of Section 203 of the Delaware General Corporation Code. The Company acknowledges that the Investors have no obligation or commitment to purchase any shares of Common Stock in the Market Purchases.

         7. Miscellaneous.

            7.1. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois without regard to choice of laws or conflict of laws provisions thereof.

            7.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Investor and shall survive to the first anniversary of the Closing. All statements of the Company as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of such date of such certificate or exhibit.

            7.3. Successors and Assigns. Except as otherwise provided herein, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that prior to the Closing the rights of an Investor to purchase Shares shall not be assignable without the consent of the Company.



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            7.4. Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any prior agreements, understanding or representations with respect to the subject matter hereof, including specifically the Letter of Intent, dated April 18, 2000, between the Company and TCV IV, L.P., are superseded by this Agreement shall have no further force or effect. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Notwithstanding the foregoing, holders of a majority of the outstanding Shares may waive or amend, on behalf of all Investors and other holders of Shares, any provisions hereof benefiting the Investors so long as the effect thereof will be that all such Investors and other holders of Shares will be treated equally.

            7.5. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested, (b) delivered by a nationally recognized overnight courier, (c) sent by confirmed facsimile or (d) otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing, (ii) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (iii) if to the Company, at its address set forth on the signature page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors. If notice is provided by mail, notice shall be deemed to be given 48 hours after proper deposit in a mailbox; if by overnight courier, notice shall be deemed to be given 24 hours after deposit; if by facsimile, upon completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt.

            7.6. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

            7.7. Finder's Fee. The Company shall indemnify and hold each of the Investors harmless and each Investor shall, severally and not jointly, indemnify and hold the Company harmless from any liability for any commission or compensation in the nature of a finder's fee in connection with the sale of the Shares (including the costs, expenses and legal fees of defending



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against such liability) for which the Company or such Investor, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

            7.8. Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

            7.9. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

            7.10. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            7.11. Legal Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            7.12. Expenses. The Company shall reimburse the Investors for the reasonable fees and expenses (including fees and expenses of its legal counsel and any filing fees paid in connection with required notifications under the HSR
Act) incurred by the Investors in connection with the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                     THE COMPANY:

                                     ELOYALTY CORPORATION

                                     By:  /s/ Timothy J. Cunningham
                                          -------------------------------------
                                     Name:  Timothy J. Cunningham
                                     Title: SVP & CFO


                                     Address: 205 North Michigan Avenue
                                              Suite 1500
                                              Chicago, Illinois  60601

THE INVESTORS:

         TCV IV, L.P.
         By:  Technology Crossover Management IV, L.L.C.
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Attorney in Fact


         TCV IV STRATEGIC PARTNERS, L.P.
         a Delaware Limited Partnership
         By:  Technology Crossover Management IV, L.L.C.,
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Attorney in Fact

         TCV III (GP)
         a Delaware General Partnership
         By:  Technology Crossover Management III, L.L.C.,
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Chief Financial Officer

         TCV III, L.P.
         a Delaware Limited Partnership
         By:  Technology Crossover Management III, L.L.C.,
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Chief Financial Officer

         TCV III (Q), L.P.
         a Delaware Limited Partnership
         By:  Technology Crossover Management III, L.L.C.,
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Chief Financial Officer

         TCV III STRATEGIC PARTNERS, L.P.
         a Delaware Limited Partnership
         By:  Technology Crossover Management III, L.L.C.,
         Its: General Partner

         By: /s/ Robert C. Bensky
             ----------------------------------------------
             Name:  Robert C. Bensky
             Title: Chief Financial Officer

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

-------------------------------------------------------------------------------
                                                                 AGGREGATE
                 INVESTOR               NUMBER OF SHARES      PURCHASE PRICE
-------------------------------------------------------------------------------
TCV IV, L.P.                                 1,830,516        $24,711,966.00
575 High Street, Suite 400
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
TCV IV Strategic Partners, L.P.                 69,484        $   938,034.00
575 High Street, Suite 400
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
TCV III (GP)
575 High Street, Suite 400                         726        $     9,801.00
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
TCV III, L.P.
575 High Street, Suite 400                       3,449        $    46,561.50
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
TCV III, L.P.
575 High Street, Suite 400                      91,673        $ 1,237,585.50
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
TCV III STRATEGIC PARTNERS, L.P.
575 High Street, Suite 400                       4,152        $    56,052.00
Palo Alto, California 94301

56 Main Street, Suite 210
Millburn, New Jersey 07041
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL                                        2,000,000        $   27,000,000
-------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                             SCHEDULE OF EXCEPTIONS

                                      None

                                    EXHIBIT C
                                    ---------

                            INVESTOR RIGHTS AGREEMENT